SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report September 30, 1996
                                       ------------------
                        (Date of earliest event reported)



                               FORD MOTOR COMPANY
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


       1-3950                                      38-0549190
-----------------------                  -------------------------------
(Commission File Number)                (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                      48121
----------------------------------------                   ---------
(Address of principal executive offices)                   (Zip Code)



      Registrant's telephone number, including area code 313-322-3000
                                                         ------------

Item 5.  Other Events.
---------------------

     On September 30, 1996, the United Automobile Workers (the "UAW") announced that the new collective bargaining agreement between Ford Motor Company and the UAW covering employees of Ford represented by the UAW was ratified by covered employees. The new agreement expires September 14, 1999.



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                           FORD MOTOR COMPANY
                                           ---------------------------
                                           (Registrant)


Date:  October 2, 1996                     By:/s/Peter Sherry, Jr.
                                              ------------------------
                                              Peter Sherry, Jr.
                                              Assistant Secretary